UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 29, 2004

COVENTRY HEALTH CARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16477	52-2073000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817
 (Address of principal executive offices) (Zip Code)

(301) 581-0600
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 24(b))

☐ Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 24(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 - Entry into a Material Definitive Agreement

     The Company and the individuals noted below are in the process of negotiating the terms of new employment agreements, but as of the date of this report, the new employment agreements have not been finalized. After the new employment agreements have been finalized and executed by the parties, they will be included in a future report to be filed by the Company with the Securities and Exchange Commission.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Thomas McDonough, Coventry’s current Executive Vice President and Chief Operating Officer, will become President of Coventry Health Care and will assume responsibility for the pending acquisition of First Health Group effective January 1, 2005.

     Mr. McDonough, 55, was elected Executive Vice President of our Company in April 1998 and Chief Operating Officer in July 1998. He was Chief Executive Officer of Uniprise, a subsidiary of UnitedHealth Group, Incorporated, a diversified health and well being company, from November 1997 until April 1998; Executive Vice President, Customer Services Group from February 1997 to November 1997; and Senior Vice President, Claim Services from August 1995 through February 1997. Prior to 1995, he was the President of Harrington Service Corporation, an insurance services company, and the Chief Operating Officer of Jardine Group Services Corporation, an insurance brokerage company and third party administrator.

     Shawn Guertin, Coventry’s current Senior Vice President of Finance will become Executive Vice President and Chief Financial Officer effective January 1, 2005.

     Mr. Guertin, 41, was elected Senior Vice President of our Company in February 2003. He has served as President of Coventry Health and Life Insurance Company since February 2002. From April 1998 to February 2003, he was Vice President of Finance of our Company. Prior to that date, he was Vice President of Finance of Coventry Corporation from January 1998. From October 1995 to January 1998, he was a Vice President of UnitedHealth Group, Incorporated, a diversified health and well being company. Prior to that time, from 1993 to 1995, he served as a Vice President for The MetraHealth Companies, Inc., a Connecticut managed health care company, and for The Travelers, a Connecticut insurance company.

     Francis Soistman, President and Chief Executive Officer of HealthAmerica, Coventry’s largest franchise based in Pennsylvania, is promoted to the position of Executive Vice President – Health Plan Operations, and assumes responsibility for Coventry’s existing health plan businesses effective January 1, 2005.

     Mr. Soistman, 48, was elected Senior Vice President of our Company in April 1998. He was named President and Chief Executive Officer of HealthAmerica Pennsylvania, Inc. and HealthAssurance Pennsylvania, Inc., our Pennsylvania subsidiaries, in May 1998 and July 2001, respectively. He was Regional Vice President of Principal Health Care, Inc., from December 1994 to March 1998. From April 1994 to December 1994, he was Executive Director of Principal Health Care of the Mid-Atlantic, Inc., a wholly owned managed health care subsidiary of one of Principal’s subsidiaries. From January 1983 until March 1994, Mr. Soistman held various positions with Blue Cross Blue Shield of Maryland and its subsidiary companies.

     Harve DeMovick, Coventry’s Senior Vice President, Customer Service Organization and Chief Information Officer, will become Executive Vice President, Customer Service Operations and Chief Information Officer and will assume responsibility for information technology and customer service for all Coventry operations, including the pending acquisition of First Health Group effective January 1, 2005.

     Mr. DeMovick, 58, was elected Senior Vice President of our Company in April 1998. He was named President and Chief Executive Officer of HealthAmerica Pennsylvania, Inc. and HealthAssurance Pennsylvania, Inc., our Pennsylvania subsidiaries, in May 1998 and July 2001, respectively. He was Regional Vice President of Principal Health Care, Inc., from December 1994 to March 1998. From April 1994 to December 1994, he was Executive Director of Principal Health Care of the Mid-Atlantic, Inc., a wholly owned managed health care subsidiary of one of Principal’s subsidiaries. From January 1983 until March 1994, Mr. Soistman held various positions with Blue Cross Blue Shield of Maryland and its subsidiary companies.

     The Company and the individuals noted above are in the process of negotiating the terms of new employment agreements, but as of the date of this report, the new employment agreements have not been finalized. After the new employment agreements have been finalized and executed by the parties, it will be summarized in a future report to be filed by the Company with the Securities and Exchange Commission.

Additional Information

     This communication is not a solicitation of a proxy from any security holder of First Health. Coventry and First Health intend to file a registration statement on Form S-4 with the SEC in connection with the Merger. The Form S-4 will contain a prospectus, a proxy statement and other documents for the stockholders’ meeting of First Health at which time the proposed transaction will be considered. The Form S-4, proxy statement and prospectus will contain important information about Coventry, First Health, the Merger and related matters. Investors and stockholders should read the Form S-4, the proxy statement and prospectus and the other documents filed with the SEC in connection with the Merger carefully before they make any decision with respect to the Merger. The Form S-4, proxy statement and prospectus, and all other documents filed with the SEC in connection with the Merger will be available when filed free of charge at the SEC’s web site, www.sec.gov. In addition, all documents filed with the SEC by Coventry in connection with the Merger will be made available to investors free of charge by writing to: Coventry Health Care, Inc., 6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817, Attn: Investor Relations. All documents filed with the SEC by First Health in connection with the Merger will be made available to investors free of charge by writing to: First Health Group Corp., 3200 Highland Avenue, Downers Grove, Illinois 60515, Attn: Investor Relations.

     Coventry, First Health, their respective directors and executive officers may be deemed participants in the solicitation of proxies from First Health’s stockholders. Information concerning Coventry’s directors and certain executive officers and their direct and indirect interests in Coventry is contained in its proxy statement for its 2004 annual meeting of stockholders. Information concerning First Health’s directors and certain executive officers and their direct and indirect interests in First Health is contained in its proxy statement for its 2004 annual meeting of stockholders. Additional information regarding the interests of these participants in the Merger will be available in the proxy statement regarding the Merger. Investors can obtain free copies of these documents from the SEC’s website.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

c)	Exhibits

	Exhibit No.	Description of Exhibit

	99.1	Coventry Health Care, Inc.’s press release announcing organizational changes.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

By: /s/ Dale B. Wolf

Dale B. Wolf
Executive Vice President, Chief Financial Officer and Treasurer

Dated: October 29, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Coventry Health Care, Inc.’s press release announcing organizational changes.